Acquisition of Balboa Capital Corporation December 13, 2021 Exhibit 99.2

This presentation contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements relating to the impact Ameris and Balboa expect the transaction to have on the combined entity’s operations, financial condition, and financial results. The forward-looking statements also include predictions or expectations of future business or financial performance as well as goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “intend,” “expect,” “anticipate,” “strategy,” “plan,” “estimate,” “approximately,” “target,” “project,” “propose,” “possible,” “potential,” “should” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (many of which are beyond the control of Ameris and Balboa) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to, the risk that the businesses of Ameris and Balboa will not be integrated successfully; the possibility that the cost savings and any synergies or other anticipated benefits from the acquisition may not be fully realized or may take longer to realize than expected; disruption from the acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom Ameris or Balboa have business relationships; legislative and regulatory changes; changes in U.S. government monetary and fiscal policy; the impact of the COVID-19 pandemic on the general economy, customers of Ameris and Balboa and the allowance for loan losses; the benefits that may be realized by customers from government assistance programs and regulatory actions related to the COVID-19 pandemic; and other factors, many of which are beyond the control of Ameris and Balboa. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Ameris’s Annual Report on Form 10-K for the year ended December 31, 2020, and any updates to those risk factors set forth in Ameris’s Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Ameris with the SEC and are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they were made. 1 Cautionary Statements

Originations and Portfolio Balance Company Overview Presented net of unearned income Note: Financial data as of September 30, 2021 unless otherwise noted 2 Overview of Balboa Capital Technology-Driven Lending Platform Powers a Broad Array of Credit Solutions Delivered through Multiple Distribution Channels Supported by Proven Underwriting and Risk Management Equipment Finance Market Provides Room for Expansion Highly Automated Online Mobile $350B Small Ticket Equipment Finance Market + $320B SMB Working Capital Finance Market = $670B Combined Market Opportunity Many more…

3 Technology-Driven Platform The Ultimate Sales Tool for Equipment Vendors Engine that Fuels Quick, Efficient Credit Decisions and Fundings Balboa’s Online Vendor Management Tool Balboa’s Robust Data & Analytics Balboa’s Proprietary Workflow Platform Customer Credit Database Collected Over 33 Years... & Extensive Portfolio Analytics Capabilities… Have Driven Excellent Credit Performance… & Effective Risk Management Over Multiple Economic Cycles

Strategic Rationale

Financially Compelling

- 10% accretive to estimated 2022 EPS combined with upside potential from identified operating synergies
- Manageable tangible book value dilution with a four year earnback period and enhances our efficiency ratio profile
- Leverages balance sheet liquidity resulting in approximately 15bps accretion to estimated 2022 net interest margin
- Attractive IRR of 30+%

Enhances Commercial Lending Business

- Accelerates our C&I lending strategies by enhancing our capacity for small business lending and increasing our exposure to the fast-growing point of sale financing ecosystem
- Highly flexible platform can be leveraged across core bank to expand product offerings to existing customers

Strong Strategic Attributes

- Expands and diversifies on our already robust portfolio of nationwide lending platforms including our Premium Finance Division, Mortgage Division and Warehouse Lending business
- Small and medium business equipment financing market and working capital finance market represent a combined $670 billion market opportunity

Growth Opportunities

- Balboa has a robust and efficient relationship marketing strategy that will be leveraged
- Marketing strategy provides opportunity for synergies to our 100,000+ business deposit relationships
- Expand Balboa's C&I products to serve core bank customers through this highly efficient delivery channel – currently about $1 billion annualized business loans produced in core bank with balances less than $250,000
- Potential to market our other business and consumer products to the ~16,000 Balboa customers

Small and Medium Businesses in ABCB's Top 5 Markets [1]

		Number of SMBs by Size		
Top 10 MSAs	Population (000s)	< 20 Employees	20 – 99 Employees	Total SMBs in MSA
Atlanta, GA	6,138	100,192	10,218	117,069
Charlotte, NC	2,697	40,738	4,767	49,446
Orlando, FL	2,686	47,158	4,156	54,762
Jacksonville, FL	1,602	26,330	2,515	31,369
Greenville, SC	938	13,334	1,641	16,683

Potential Synergies with ABCB's Current Customer Base

Line of Business	Approx. # of Customers
Core Bank Business Accounts	82,000
US Premium Finance	70,000
Est. Total # Accounts to Leverage Synergies	**152,000**

1) Top five largest MSAs by population within ABCB's branch footprint
Source: U.S. Census Bureau 2018 Statistics of U.S. Businesses released May 2021

4

Comprehensive Marketing Strategy

Balboa is on the cutting edge of using all marketing tools to further the Balboa Capital brand and to reach small and medium businesses

Go-To Market Strategy

Integrated Marketing Communication Efforts To All Sales Channels

Marketing Approach

- Balboa structured similar to an ad agency with professional writers/bloggers, technologists, and specialists in social media, organic search, email drip, and direct mail campaigns
- Also apply more traditional strategies, such as trade show attendance and graphic design
- Overall objective is to create incremental "at bats" or selling opportunities for the Company's sales team

Vendor	• Direct salesforce follows up on applications and transactions generated from vendor partners • Current portfolio includes over 5,800 different vendors • Balboa has relationships with over 35,000 approved vendors
Franchise Marketing	• Implicit endorsements from franchisors • Potentially thousands of franchisees in each concept
Lead Generating Website	• Website generates 2,000 leads every month • Top equipment finance website with the highest U.S. web traffic
Deploying Marketing Automation	• CRM Integration • Reporting & Analytics • Lead Scoring • AI Website Chat Bot
Email Communications	• Strategic Lead-Nurturing Campaigns • Ongoing Email Efforts • AI Sales Assistant
Search Engine Marketing	• Search Engine Optimization • 400 Keywords on First Page of Google
Social Media Strategy	• Strong Social Media Presence – Twitter, Facebook, Instagram, LinkedIn etc. – 35k + followers • Video Testimonials on YouTube Channel
Online Sales Management System	• Portal360 increases stickiness of Balboa's relationship with vendors • Allows Balboa to track vendor relationships over time
Content Creation	• Whitepapers • Infographics • Video Content • Blogs • Press Releases • e-Brochures
Tradeshows	• Exhibit and attend over 50 equipment related tradeshows per year

5

6 Source: ELFA Website / Equipment Finance in 2020: Special COVID-19 Impact Issue Management estimate U.S. Small Business Administration U.S. Small Business Economic Profile (as of 12/31/20) FRBNY Small Business Credit Survey 2020 Significant Market Opportunity U.S. Investment in Capital Goods and Software 1 Small Ticket Equipment Financing and SMB Working Capital Finance In 2021, the U.S. economy is expected to invest over $1.9 trillion in capital goods and software (excluding real estate) ~$900 billion is expected to be financed through loans, leases and other financial instruments $ in billions $670 Billion Combined Opportunity Small Ticket Equipment Financing Market SMB Working Capital Finance Market

Portfolio Summary Statistics Presented net of unearned income Note: Segmentation charts as of September 30, 2021; portfolio summary statistics as of September 30, 2021 7 High Quality Diverse Portfolio Segmentation by Equipment Segmentation by Geography Segmentation by Customer

Impressive Credit Performance Through Economic Cycles

Balboa's disciplined underwriting culture coupled with its immense database of customer credit data collected over 33 years have driven excellent credit performance and effective risk management over multiple economic cycles

Avg. Customer Characteristics

Time in Business:
15 Years

Guarantor FICO Score:
~735

Data Driven, Disciplined Underwriting

Proprietary Underwriting & Risk Management

Application

Commercial Data | Proprietary Scorecards
Consumer Data | Rich Data Repository
Economic Data | Robust Reporting & Analytics
Business Rules | Vendor Monitoring

Thorough, Prompt Decisions (96% < 1hr)

Channel & Product Specific Underwriting [1]

Proven Track Record of Managing Credit Performance Through Economic Cycles

After experiencing a brief uptick in net charge-offs during the middle of the COVID-19 pandemic, the Company's loss rates have moderated and are nearing pre-pandemic levels



6.00%
4.00%
2.00%
0.00%
(2.00%)
(4.00%)
(6.00%)
17-Jan
17-Mar
17-May
17-Jul
17-Sep
17-Nov
18-Jan
18-Mar
18-May
18-Jul
18-Sep
18-Nov
19-Jan
19-Mar
19-May
19-Jul
19-Sep
19-Nov
20-Jan
20-Mar
20-May
20-Jul
20-Sep
20-Nov
21-Jan
21-Mar
21-May
21-Jul
21-Sep
1.25% 2
0.24% 3
(0.54%) 3
Net Charge-offs as a % of MLP
Net Charge-offs as a % of MLP last 6 months annualized
Avg. Net Charge-offs as a % of MLP

1) Balboa maintains separate underwriting scorecards by channel and product including vendor, direct, working capital, commercial vehicle, office products, <$50k, >$50k
2) Reflects average monthly net charge-off rate since 2017
3) Reflects net charge-off performance as of September 2021
Note: MLP is defined as Minimum Lease Payments

8